UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 29, 2006 (March 23, 2006)
---------------------------------------------------------------------------------------------------------------------
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
---------------------------------------------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

California               000-20862            33-0309110
-------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
---------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                 (Zip Code)

(909) 987-0177
---------------------------------------------------------------------------------------------------------------------
(Registrant’s telephone number, including area code)

Not Applicable
---------------------------------------------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent certifying accountant

On March 23, 2006, Vineyard National Bancorp's (the "Company") independent certifying accountant, Vavrinek, Trine, Day & Co., LLP ("VTD"), notified the Company's Audit Committee of the Board of Directors that it has declined to stand for reelection as the Company's independent certifying accountant effective immediately.

VTD's reports on the Company's consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  VTD's reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our financial statements for the two most recent fiscal years and through the date hereof, there were no disagreements between the Company and VTD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to VTD's satisfaction, would have caused VTD to make reference to the matter in its reports.  During the two most recent fiscal years and through the date hereof, there have been no "reportable events" as defined in Regulation S-K, Item 304(a)(1)(v).

The Company has provided VTD with a copy of the foregoing disclosure and has requested that VTD furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not VTD agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter from VTD, dated March 29, 2006, is attached to this Form 8-K as Exhibit 16.1.

(b) New independent certifying accountant

On March 28, 2006, the Audit Committee of the Board of Directors of the Company engaged KPMG LLP ("KPMG") as its independent certifying accountant for the fiscal year ending December 31, 2006.  The Company proposes to have its shareholders ratify and confirm the engagement of KPMG as its independent certifying accountant at the Company's upcoming annual meeting on May 24, 2006.

During the fiscal years ended December 31, 2005 and 2004 and through March 28, 2006, neither the Company nor anyone on its behalf consulted with KPMG with respect to the Company's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 16.1    Letter from VTD regarding change in independent certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: March 29, 2006	By:	/s/ Gordon Fong
Gordon Fong
Executive Vice President and Chief Financial Officer